UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: February 10, 2015


                           GREENHOUSE SOLUTIONS, INC.
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             (Exact name of registrant as specified in its charter)


          Nevada                   000-54759                45-2094634
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(State or other jurisdiction    (Commission File   (IRS Employer Identification
     of incorporation)                Number)                 Number)


         8400 E. CRESCENT PKWY., SUITE 600, GREENWOOD VILLAGE, CO 80111
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               (Address of Principal Executive Offices) (Zip Code)


                                 (970) 439-1905
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               Registrant's telephone number, including area code


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          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 - DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
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Effective  February  10,  2015,  Mr. John G.  Michak,  III was  appointed as the
Company's new Chief Operating Officer. Mr. Michak has been a Director since his appointment on April 29, 2014.

A brief description of the background experience of our new Chief Operating Officer is as follows:

JOHN G. MICHAK, III - AGE 30
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As a Nordstrom's credit communications  planner from April 2013 to January 2014,
Mr. Michak supported the development of business operational documents and drove the execution for all credit related customers facing collateral. Managed the collateral budget and worked with colleagues to identify and implement customer communications enhancements and or cost reduction opportunities for the company. While at Morgan Stanley Global Wealth Management from January 2012 to January 2013, Mr. Michak worked as a technology analyst, and as a strategic partner along with the firm's business units and some of the world's leading technology companies to redefine how Morgan Stanley does business in global financial markets that are extremely fast and vastly complex. While assisting the firm with the conversion effort of combining Smith Barney and Morgan Stanley to create Morgan Stanley Global Wealth Management Group. Mr. Michak also worked for Alpert Homes from March 2010 to January 2012 and helped manage relationships with sales center representatives in assigned communities and followed up
regularly   regarding   prospects.   He  also  assisted  in  managing  new  home
construction sites start to finish. He has been working with global companies aiding in their growth and expansion since 2010. Mr. Michak was a student at Colorado State university from 2004 to June 2009. From June 2009 until March 2010 Mr. Michak expanded his intellectual horizons by traveling abroad.

Mr. Michak holds a liberal arts degree from Colorado State University as well as attended Kaplan real estate school in Denver.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                GREENHOUSE SOLUTIONS, INC.


                                By: /s/ Rik J. Deitsch
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                                Rik J. Deitsch, Chief Executive Officer


                                Date: February 19, 2015

































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